================================================================================

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                                 ANNUAL REPORT
                               DECEMBER 31, 1997

================================================================================

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 1997

                               TABLE OF CONTENTS

Report of Independent Accountants...........................    1

Management Discussion of Fund Performance:
     Government Bond Fund...................................    2
     Asset Allocation Fund..................................    4
     Growth Opportunities Fund..............................    6
     Large Company Growth Fund..............................    8

Statements of Investments:
     Government Bond Fund...................................   10
     Asset Allocation Fund..................................   11
     Growth Opportunities Fund..............................   15
     Large Company Growth Fund..............................   18

Statements of Assets and Liabilities........................   21
Statements of Operations....................................   22
Statements of Changes in Net Assets.........................   23
Financial Highlights........................................   25
Notes to Financial Statements...............................   27

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The One(R) Group(SM) Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Government Bond Fund, the Asset Allocation Fund, the Growth Opportunities Fund, and the Large Company Growth Fund (constituting The One Group Investment Trust, hereafter referred to as the "Trust") at December 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
New York, New York
February 11, 1998

             THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               1

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE
                              GOVERNMENT BOND FUND
                               DECEMBER 31, 1997

PERFORMANCE

For the year ended December 31, 1997, the Government Bond Fund posted a total return of 9.67%.

While interest rates rose erratically during the first quarter of the year, they showed an overall downward trend for the year, which pushed bond prices upward. The 10-year Treasury note, for example, yielded 6.20% on December 31, 1996, and fell to 5.74% on December 31, 1997. The Fund's 30-day SEC yield followed suit, falling to 5.87% on December 31, 1997, from 6.32% a year earlier.

Maintaining our normally high allocations to mortgage-backed securities and other yield producers, along with targeting certain securities that enabled us to benefit from rising bond prices (see next section), contributed to the Fund's strong performance. At year end, approximately 56% of the portfolio's assets were invested in mortgage-backed securities, while 22% were invested in agencies and 21% were invested in Treasuries.

                        HYPOTHETICAL $10,000 INVESTMENT

                                        8/1/94*   12/31/94  12/31/95  12/31/96  12/31/97
                                        -------   --------  --------  --------  --------
Government Bond                         10,000      9,910    11,564    11,875    13,023
Solomon Bros. 3-7 Year Treas./Gov't     10,000      9,883    11,507    11,927    12,916

* Initial public offering commenced August 1, 1994.


                              Government Bond Fund
                          Average Annual Total Return

                         One Year       Since Inception
                         --------       ---------------
                           9.67%              8.03%

           Past performance is not predictive of future performance.




 2              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE
                      GOVERNMENT BOND FUND -- (CONTINUED)
                               DECEMBER 31, 1997

STRATEGIES AND TACTICS

In addition to focusing on yield, another component of the Fund's investment strategy was maintaining a neutral duration. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) Early in the year, maintaining a neutral duration helped limit the effects of rising interest rates and the subsequent decline in bond prices.

During the second half of the year, though, the sharp decline in interest rates caused the duration on many mortgage-backed securities to shorten dramatically. This made our efforts to maintain a neutral duration even more important. Specifically, when interest rates fall, bond prices rise, and funds with longer durations tend to outperform those with shorter durations. By targeting long-duration securities (those with relatively low prepayment risk), we were able to overcome the effects of declining interest rates on certain mortgage-backed securities and maintain the Fund's average duration in a neutral range of 5.0 years to 5.25 years. This tactic also helped the Fund take advantage of rising bond prices, which contributed to the Fund's solid one-year return.

OUTLOOK

Looking ahead, we believe that interest rates will continue to decline in 1998 due to a slowing economy and the ongoing crises in Asia. Furthermore, rates may get an additional push downward from investors shifting their assets away from the stock market and into the bond market. All of this activity should bode well for the bond market's performance in 1998.

/s/ THOMAS E. DONNE
--------------------
Thomas E. Donne, CFA
Fund Co-Manager

/s/ MICHAEL J. SAIS
--------------------
Michael J. Sais, CFA
Fund Co-Manager

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

             THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               3

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE
                             ASSET ALLOCATION FUND
                               DECEMBER 31, 1997

PERFORMANCE AND STRATEGY

For the year ended December 31, 1997, the Asset Allocation Fund posted a total return of 22.90%.

Declining interest rates and stronger-than-expected corporate earnings growth were the primary forces at work in the bond and stock markets during the year. Our research at the beginning of the year showed that stock valuations, relative to bond valuations, were fairly high but corporate earnings momentum, or profitability, remained strong. As a result, the Fund's asset allocation remained at approximately 55% stocks and 45% bonds. On November 11, 1997, after the U.S. market began to feel the effect of the currency and economic crisis in Southeast Asia, Banc One Investment Advisors' Asset Allocation Committee changed the allocation to approximately 48% stocks and 41% bonds.

                        HYPOTHETICAL $10,000 INVESTMENT

                                        8/1/94*   12/31/94  12/31/95  12/31/96  12/31/97
                                        -------   --------  --------  --------  --------
Asset Allocation                        10,000      9,868    11,909    13,329    16,382
Blended Index **                        10,000     10,054    12,933    14,864    18,327
LB Interm. Gov't Corp                   10,000     10,154    13,965    17,170    22,896
S&P 500                                 10,000      9,928    11,950    11,913    12,851

 * Initial public offering commenced August 1, 1994.
** Blended Index consists of 60% S&P 500 & 40% Lipper Intermediate U.S.
   Government Bond Index.

                             Asset Allocation Fund
                          Average Annual Total Return

                         One Year       Since Inception
                         --------       ---------------
                          22.90%              15.53%

           Past performance is not predictive of future performance.

EQUITY

The strong relative performance in the Fund's stock portfolio was due primarily to good stock selection in select economic sectors, including the consumer cyclical, health care, technology and electric utilities sectors.

The Fund's equity philosophy is research driven. The equity portion of the Fund reflects the "best ideas" of the equity research team. As such, portfolio returns are driven by stock selection, not market timing or sector rotation.

Our equity process employs a systematic approach to stock selection that involves analyzing various valuation, fundamental and risk parameters. Banc One Investment Advisors currently researches approximately 600 issues within 15 economic sectors. Analysts annually review each company in their respective economic sector-based coverage list. Each review is similar to a business case study and represents a rigorous exercise in validating near-term and long-term earnings drivers in front of a peer group of analysts and fund managers. In 1997, our analysts visited nearly 150 company management teams to discuss their company's respective business model and long-term strategy.

 4              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE
                      ASSET ALLOCATION FUND -- (CONTINUED)
                               DECEMBER 31, 1997

FIXED INCOME

The bulk of the return in the Fund's bond portfolio was generated by coupon income. We were able to enhance the portfolio's coupon returns by keeping close to half of the portfolio's fixed-income assets (approximately 47%) in corporate and mortgage-backed securities. The portfolio's performance further benefited from an increase in bond prices, as bond market yields declined during the year.

Our primary strategy was to maintain a neutral duration posture of 4.1 years. (Duration is a measure of a Fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) This helped limit the portfolio's risk profile early in the year when interest rates increased and during the remainder of the year as interest rates dropped.

In addition, we maintained diversity among government, agency, mortgage-backed and corporate securities. Exposure to mortgage-backed securities helped the Fund's performance, as this sector outperformed the others on a relative basis. As a group, corporate bonds were the poorest-performing securities. At the end of the year, approximately 50% of the Fund's bond portfolio was invested in Treasury securities, 25% in mortgage-backed securities and 25% in corporate and asset-backed securities.

Credit quality within the Fund's bond portfolio remained high, with 80% of the portfolio's securities AAA-rated, 3% AA-rated, 12% A-rated and 5% BBB-rated.

NOTABLE STOCK HOLDINGS

The strongest market sectors during the year were the bank and financial areas, posting gains of approximately 66% and 50%, respectively. Together, these two sectors accounted for about 20% of the Fund's equity position. Strong earnings and acquisition activity were the primary reasons for the favorable performance from these sectors.

On the other hand, the weakest sectors were the communications technology and industrial commodities sectors, gaining only 3% and 16%, respectively.

OUTLOOK

We expect the U.S. equity market to remain volatile during the short term, due primarily to the events in Southeast Asia. Looking ahead, most of the Fund's equity return is likely to come from earnings growth rather than price/earnings ratio expansion. However, the market is becoming more concerned about the impact Southeast Asia will have on earnings. As such, we believe that corporate earnings probably have seen their peak for a while and should advance between 6% and 7% over the next year, leading to a more tepid equity market environment in 1998.

Our outlook suggests that economic activity will moderate slightly in 1998. How bond yields respond depends largely on whether or not the Federal Reserve takes action on interest rates. Given the uncertainty, we will maintain a neutral duration. In addition, we most likely will maintain a defensive posture toward the corporate and mortgage sectors until the rewards of increasing exposure to these sectors outweigh the risks.

/s/ DANIEL KAPUSTA
------------------
Daniel Kapusta
Fund Manager

/s/ SCOTT GRIMSHAW
------------------
Scott Grimshaw
Fund Manager

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

             THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               5

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE
                           GROWTH OPPORTUNITIES FUND
                               DECEMBER 31, 1997

PERFORMANCE AND STRATEGY

For the one-year period ended December 31, 1997, the Growth Opportunities Fund posted a total return of 29.81%.

The market climate remained positive for most of the year as interest rates and inflation continued to move lower. In addition, investors helped maintain a strong level of liquidity by pouring billions of dollars into the U.S. equity markets shattering 1996's record. The outlook for many of the Fund's mid-size growth companies remained strong during the year due to their abilities to meet or surpass revenue and earnings expectations.

Only late in the year did the market climate become shaky as various Asian economies and financial markets suffered severe downturns. This forced Wall Street analysts to revise downward their earnings and revenue projections. Facing this scenario for the first time in several years, investors quickly began to sell stocks. On the positive side, more money was funneled into quality names offered in the U.S., the world's safe haven. The year ended on a strong note but not without much volatility, particularly in the technology sector.

As influential as these events were, they did not distract us from our overall strategy--to find attractive companies in favorable industries. Of course there are several factors that make a company attractive, including market growth, the positioning of that company within its industry, product cycle, revenue/earnings prospects and, the most important factor, management's ability to execute its business plan. The only long-term sustainable competitive advantage of any company is its senior management team's ability to visualize and execute. Our ongoing task, therefore, is to constantly search for the best management teams.

                        HYPOTHETICAL $10,000 INVESTMENT

                                        8/1/94*   12/31/94  12/31/95  12/31/96  12/31/97
                                        -------   --------  --------  --------  --------
Growth Opportunities                    10,000      9,700    12,033    13,919    18,068
Russell 2000                            10,000     10,258    13,092    15,257    18,648
S&P/BARRA Midcap 400 Growth             10,000     10,316    13,132    15,552    20,245

 * Initial public offering commenced August 1, 1994.

                           Growth Opportunities Fund
                          Average Annual Total Return

                         One Year       Since Inception
                         --------       ---------------
                          29.81%              18.88%

           Past performance is not predictive of future performance.

 6              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE
                    GROWTH OPPORTUNITIES FUND -- (CONTINUED)
                               DECEMBER 31, 1997

NOTABLE STOCK HOLDINGS

We increased the Fund's financial and retail sector weights during the year. The fundamental outlook for financial companies and domestic retailers continues to improve and stocks in both sectors should continue to benefit from a strong domestic economy.

We reduced the Fund's weighting in the technology and cyclical sectors where company fundamentals and pricing power continue to deteriorate.

Among the Fund's larger holdings, Dell Computer was the best performer, increasing more than 300% for the year. In fact, Dell appreciated so much during the year that it moved from a medium-capitalization stock to a large-capitalization stock. With a superb management team at its helm, the company continues to execute a solid business model and surpass investor expectations.

OUTLOOK

Overall, we believe that the equity markets should remain on positive ground in 1998. If interest rates decline, as we believe they may, this should reduce the downside risk for the market. Nevertheless, the market is likely to remain choppy until investors can better quantify the impact of the Asian crisis on company prospects.

Until the picture on Asia is clearer and market conditions stabilize, we do not expect to make any major changes to the Fund. At that point we will continue to invest in companies offering the highest quality and most predictable revenue and earnings prospects.

/s/ ASHI PARIKH
---------------
Ashi Parikh
Fund Manager

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

             THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               7

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE
                           LARGE COMPANY GROWTH FUND
                               DECEMBER 31, 1997

PERFORMANCE AND STRATEGY

The Large Company Growth Fund posted a total return of 31.93% for the fiscal year ended December 31, 1997.

For most of the year, the market climate for large multinational companies remained strong as interest rates and inflation continued to move lower. Consequently, companies continued to meet or surpass revenue and earnings expectations. At the same time, liquidity remained favorable as investors poured billions of dollars into the U.S. equity markets shattering 1996's record volume.

Conditions began to change in the fourth quarter when the impact of the Asian financial crisis hit the U.S. stock market. Volatility increased dramatically and Wall Street analysts were forced to revise their revenue and earnings projections downward. Facing the possible deceleration of earnings and revenues for the first time in several years, market participants began to sell quickly. On the positive side, money gravitated toward the large-growth area of the market as investors found comfort in the quality and predictability that these companies offer. In the end, large-growth stocks performed very well for an unprecedented third-consecutive year.

The year's events did not affect our overall strategy--to find attractive companies in attractive industries. Of course, there are several factors that make a company attractive including market growth, the positioning of that company within its industry, product cycle, revenue/earnings prospects and, the most important factor, management's ability to execute its business plan. The only long-term sustainable competitive advantage of any company is its senior managers' ability to visualize and execute. Our task, therefore, is to constantly search for the best management teams.

                        HYPOTHETICAL $10,000 INVESTMENT

                                        8/1/94*   12/31/94  12/31/95  12/31/96  12/31/97
                                        -------   --------  --------  --------  --------
Large Co.                               10,000     10,052    12,478    14,558    19,207
S&P 500                                 10,000     10,154    13,965    17,170    22,896
S&P/BARRA 500 Growth                    10,000     10,454    14,421    17,878    24,409

 * Initial public offering commenced August 1, 1994.

                           Growth Opportunities Fund
                          Average Annual Total Return

                         One Year       Since Inception
                         --------       ---------------
                          31.93%              21.03%

           Past performance is not predictive of future performance.

 8              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                   MANAGEMENT DISCUSSION OF FUND PERFORMANCE
                    LARGE COMPANY GROWTH FUND -- (CONTINUED)
                               DECEMBER 31, 1997

NOTABLE STOCK HOLDINGS

Throughout the year the Fund was heavily invested in the pharmaceutical, consumer non-durables and technology sectors. These sectors continued to show consistency and predictability in earnings growth.

We made some slight sector shifts in the second half of the year by increasing the Fund's technology and financial weightings and reducing its weightings toward consumer cyclicals and process industries. We believe the technology sector offers the highest underlying pure growth opportunities and the financial sector offers strong fundamentals while continuing to serve as the backbone of this market run. We reduced exposure to cyclicals because the sector's fundamentals and pricing power appear to be deteriorating.

Over the past 12 months, a number of the Fund's stock holdings provided exceptional performance but the most noteworthy came from Dell Computer, which increased more than 300% for the year. With a superb management team at its helm, the company continues to execute a solid business model and surpass investor expectations.

OUTLOOK

We believe much of the "bad news" associated with the Asian market severe downturns has been already priced into the U.S. stock market. We therefore think the market should stabilize and head upward again. Nevertheless, investors will not be comfortable until they obtain more concrete facts on the Asian situation and how it will affect company prospects.

Consequently, we do not expect to make any major strategic or tactical changes to the Fund until the market stabilizes. At that time, we expect to strengthen the Fund's commitment to the technology sector.

/s/ ASHI PARIKH
---------------
Ashi Parikh
Fund Manager

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

             THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               9

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                              GOVERNMENT BOND FUND

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997

----------------------------------------------------------
 PRINCIPAL   SECURITY                                VALUE
----------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             (43.1%)
$1,000,000   Resolution Funding Corp.,
             Principal STRIP, 10/15/00         $   853,249
 1,000,000   Resolution Funding Corp.,
             Principal STRIP, 10/15/16             316,099
 1,000,000   Resolution Funding Corp.,
             Principal STRIP, 10/15/17             297,099
 2,000,000   Resolution Funding Corp.,
             Principal STRIP, 01/15/20             515,318
 2,000,000   Resolution Funding Corp.,
             Principal STRIP, 07/15/20             499,696
   900,000   U.S. Treasury Notes, 7.50%,
             11/15/01                              954,563
 1,250,000   U.S. Treasury Notes, 5.625%,
             12/31/02                            1,245,313
   750,000   U.S. Treasury Notes, 6.50%,
             08/15/05                              782,578
   550,000   U.S. Treasury Notes, 6.875%,
             05/15/06                              588,671
 1,000,000   U.S. Treasury Bond, 6.25%,
             08/15/23                            1,030,625
 1,500,000   FHLB, 6.145%, 09/30/02              1,512,995
 1,000,000   FNMA Medium Term Note, 6.54%,
             09/10/07                            1,033,453
                                               -----------
             TOTAL U.S. GOVERNMENT AND AGENCY
             OBLIGATIONS                         9,629,659
             (cost $9,300,334)                 -----------

             MORTGAGE-BACKED SECURITIES (55.8%)
   211,101   FGLMC 5Y, 6.50%,
             Pool #G50324, 01/01/01                211,540
   271,387   FGLMC 15Y, 6.50%,
             Pool #E62574, 01/01/11                271,954
   843,292   FGLMC 15Y, 7.00%,
             Pool #E63959, 02/01/11                856,632
   994,559   FGLMC 30Y, 6.00%,
             Pool #D70244, 04/01/26                962,244
   918,997   FGLMC 30Y, 6.50%,
             Pool #D65545, 11/01/25                909,990
   277,529   FGLMC 15Y, 8.50%,
             Pool #E20150, 12/01/09                289,643
   898,970   FGLMC 30Y, 8.00%,
             Pool #D55955, 09/01/24                931,026

----------------------------------------------------------
 PRINCIPAL   SECURITY                                VALUE
----------------------------------------------------------
             MORTGAGE-BACKED SECURITIES
             (CONTINUED)
$  425,387   FNMA 7Y, 7.00%,
             Pool #359952, 09/01/03            $   431,491
   539,897   FNMA 15Y, 7.50%,
             Pool #279759, 08/01/09                554,106
   242,190   FNMA 15Y, 6.50%,
             Pool #356206, 11/01/11                242,495
   441,802   FNMA 30Y, 6.50%,
             Pool #250375, 09/01/25                436,831
   976,986   FNMA 30Y, 6.50%,
             Pool #338417, 05/01/26                964,822
   946,067   FNMA 30Y, 6.50%,
             Pool #341811, 05/01/26                934,287
   938,423   FNMA GOLD 30Y, 7.00%,
             Pool #1936, 07/17/05                  956,704
   559,170   GNSF 30Y, 7.50%,
             Pool #326977, 05/15/23                574,714
   436,506   GNSF 30Y, 9.00%,
             Pool #780029, 11/15/24                469,790
   119,743   GNSF 30Y, 7.00%,
             Pool #405535, 12/15/25                120,752
   872,489   GNSF 30Y, 7.00%,
             Pool #404252, 12/15/25                879,843
   478,291   GNSF 30Y, 7.50%,
             Pool #2341, 12/20/26                  487,885
   980,258   GNMA, 6.00%,
             Pool #90094, 07/20/27                 988,040
                                               -----------
             TOTAL MORTGAGE-BACKED SECURITIES   12,474,789
             (cost $12,236,613)                -----------
             SUBTOTAL INVESTMENTS               22,104,448
                                               -----------
             (cost $21,536,947)

             REPURCHASE AGREEMENT (.5%)
   105,000   Prudential Securities, Inc.,
             6.80%, dated 12/31/97, due
             01/02/98, Collateralized by
             $152,448 FHARM, 6.19%, due
             10/01/24, market value $108,150
             (cost $105,000)                       105,000
                                               -----------
             TOTAL INVESTMENTS                 $22,209,448
             (cost $21,641,947)                ===========

--------------------------------------------------------------------------------

Cost also represents cost for federal income tax purposes.

The abbreviations in the above statement stand for the following:
    FGLMC Federal Home Loan Mortgage Corporation Gold
    FNMA  Federal National Mortgage Association
    GNMA  Government National Mortgage Association
    GNSF  Ginnie Mae Single Family
    FHLB  Federal Home Loan Bank
    FHARM Federal Home Loan Adjustable Rate Mortgage
    STRIP Separate Trading of Registered Interest and Principal Securities

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

 10              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                             ASSET ALLOCATION FUND

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997

---------------------------------------------------------
    SHARES   SECURITY                               VALUE
---------------------------------------------------------
             COMMON STOCK (47.7%)
             AEROSPACE/DEFENSE (0.3%)
     2,200   Boeing Company (The)             $   107,663
                                              -----------
             BROADCASTING (0.2%)
     3,381   Tele-Communications, Inc.
             Class A                               94,457
                                              -----------
             BUSINESS EQUIPMENT/SERVICES (0.4%)
     1,300   Jacobs Energy Group, Inc.*            32,988
     3,700   Service Corp International           136,669
                                              -----------
                                                  169,657
                                              -----------
             CONSUMER DURABLE (0.9%)
     3,700   Autozone, Inc.*                      107,300
     4,500   Chrysler Corp.                       158,344
     2,100   Lear Corp.*                           99,750
                                              -----------
                                                  365,394
                                              -----------
             CAPITAL GOODS (3.4%)
     2,100   Cooper Industries, Inc.              102,900
     2,700   Emerson Electric Co.                 152,381
     7,200   General Electric Co.                 528,300
     1,900   Harsco Corp.                          81,938
     1,200   Hubbell Inc. Class B                  59,175
     2,300   Mark IV Inds., Inc.                   50,313
     1,100   Precision Castparts Corp.             66,344
     3,600   Teleflex, Inc.                       135,900
     4,800   Tyco International Ltd.              216,300
                                              -----------
                                                1,393,551
                                              -----------
             CONSUMER NON-DURABLE (4.9%)
     5,500   Archer-Daniels-Midland Co.           119,281
     4,000   Coca Cola Co.                        266,500
     3,700   ConAgra, Inc.                        121,406
     3,600   Intimate Brands, Inc.                 86,625
     2,800   McCormick & Co., Inc.                 78,400
     3,500   Newell Co.                           148,750
     2,300   Olin Corp.                           107,813
     6,600   PepsiCo, Inc.                        240,488
     8,700   Philip Morris Companies, Inc.        394,219
     1,400   Procter & Gamble Co.                 111,738
     2,500   Quaker Oats Co.                      131,875
     2,100   Revlon, Inc. Class A*                 74,156
     4,000   RJR Nabisco Holding Corp.            150,000
                                              -----------
                                                2,031,251
                                              -----------
             CONSUMER SERVICES (2.2%)
     1,900   Belo, (AH) Corp. Series A            106,638
     1,200   Walt Disney Co.                      118,875
     1,200   Estee Lauder Cos.                     61,725

---------------------------------------------------------
    SHARES   SECURITY                               VALUE
---------------------------------------------------------
             CONSUMER SERVICES (CONTINUED)
     3,450   Hasbro, Inc.                     $   108,675
     4,200   Hilton Hotels Corp.                  124,950
     1,900   MGM Grand, Inc.*                      68,519
     2,800   Time Warner, Inc.                    173,600
       580   Tricon Global Restaurants, Inc.       16,856
     2,900   Viacom, Inc. Class B                 120,169
                                              -----------
                                                  900,007
                                              -----------
             ENERGY (4.0%)
     1,800   Ashland, Inc.                         96,638
     2,400   Atlantic Richfield Co.               192,300
     1,600   Devon Energy Corp.                    61,600
     1,500   Dresser Industries, Inc.              62,906
     7,100   Exxon Corporation                    434,431
     3,000   Mobil Corp.                          216,563
     4,600   Royal Dutch Petroleum Co.            249,263
     3,700   Tosco Corp.                          139,906
     3,800   USX -- Marathon Group                128,250
     2,000   Weatherford Enterra, Inc.*            87,500
                                              -----------
                                                1,669,357
                                              -----------
             FINANCIAL SERVICES (8.5%)
     1,000   Allstate Corp.                        90,875
     1,100   American Express Co.                  98,175
     1,700   American International Group,        184,875
             Inc.
     1,800   Charter One Financial, Inc.          113,625
     1,800   Chase Manhattan Corp.                197,100
       700   CIGNA Corp.                          121,144
     2,100   Equitable Companies, Inc.            104,475
     4,100   Fannie Mae                           233,956
     1,300   First of America Bank Corp.          100,263
     4,300   First Union Corp.                    220,375
     2,900   Fleet Financial Group, Inc.          217,319
     1,600   Hartford Financial Services          149,700
             Group
     2,600   Morgan Stanley Dean Witter,          153,725
             Discover & Co.*
     3,900   Nationsbank Corp.                    237,169
     3,000   PNC Bank Corp.                       171,188
     1,800   Provident Companies, Inc.             69,525
     2,600   Regions Financial Corp.              109,687
     2,600   SouthTrust Corp.                     164,937
     1,900   State Street Corp.                   110,556
     1,200   Transamerica Corp.                   127,800
     4,400   Travelers Group, Inc.                237,050
     1,400   Washington Mutual, Inc.               89,338
       600   Wells Fargo & Co.                    203,662
                                              -----------
                                                3,506,519
                                              -----------

            THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               11

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                             ASSET ALLOCATION FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997 (CONTINUED)

---------------------------------------------------------
    SHARES   SECURITY                               VALUE
---------------------------------------------------------
             HEALTHCARE (5.3%)
     3,300   Abbott Laboratories              $   216,356
     2,400   American Home Products Corp.         183,600
     1,800   Amgen, Inc.                           97,425
     2,300   Baxter International, Inc.           116,006
     3,500   Bristol-Meyers Squibb Co.            331,188
     1,150   Cardinal Health, Inc.                 86,394
     2,000   Guidant Corp.                        124,500
     2,900   HealthSouth Corp.*                    80,475
     1,300   Johnson & Johnson Co.                 85,638
     4,100   Lilly Eli & Co.                      285,462
     2,500   Medpartners-Mulikin*                  55,938
     1,800   Merck & Co., Inc.                    191,250
     1,200   Pfizer, Inc.                          89,475
     2,800   Tenet Healthcare Corp.*               92,750
     1,300   Warner-Lambert Co.                   161,200
                                              -----------
                                                2,197,657
                                              -----------
             RAW MATERIALS (1.8%)
     1,800   Betzdearborn, Inc.                   109,913
     2,700   Crompton & Knowles Corp.              71,550
     2,700   Du Pont (E.I.) De Nemours & Co.      162,159
     3,250   Ferro Corp.                           79,016
     3,700   Morton International, Inc.           127,188
     2,400   Nalco Chemical Co.                    94,950
     2,700   Praxair, Inc.                        121,500
                                              -----------
                                                  766,276
                                              -----------
             RETAIL (3.2%)
     4,000   Cendant Corp.*                       137,500
     4,800   CompUSA, Inc.*                       148,800
     2,600   Dayton Hudson Corp.                  175,500
     3,000   Gymboree Corp.*                       82,125
     5,100   Just For Feet, Inc.*                  66,938
     4,300   Kroger Co.*                          158,831
     6,600   Officemax, Inc.*                      94,050
     1,800   Outback Steakhouse, Inc.*             51,750
     3,500   Toys 'R' Us, Inc.*                   110,031
     7,400   Wal-Mart Stores, Inc.                291,837
                                              -----------
                                                1,317,362
                                              -----------
             SHELTER (1.2%)
     4,600   Kaufman & Broad Home Corp.           103,213
     2,900   Kimberly Clark Corp.                 143,006
     2,000   Leggett & Platt, Inc.                 83,750
     1,800   Masco Corp.                           91,575
     2,200   Pentair, Inc.*                        79,063
                                              -----------
                                                  500,607
                                              -----------

---------------------------------------------------------
    SHARES   SECURITY                               VALUE
---------------------------------------------------------
             TECHNOLOGY (6.5%)
     1,100   Altera Corp.*                    $    36,437
     3,300   Analog Devices, Inc.*                 91,369
     1,900   BMC Software, Inc.*                  124,688
     3,900   Cadence Design Systems, Inc.*         95,550
     4,150   Cisco Systems, Inc.*                 231,363
     3,750   Compaq Computer Corp.*               211,641
     2,700   Dell Computer Corp.*                 226,800
       900   General Motors Corp. Class H          33,244
     2,200   Hewlett-Packard Co.*                 137,500
     5,100   Intel Corp.                          358,275
     3,300   International Business Machines      345,056
             Co
     1,200   Lockheed Martin Corp.                118,200
     3,700   Microsoft Corp.*                     478,225
     2,900   Orbital Sciences Corp.*               86,275
       506   Raytheon Co. Class A                  24,960
     3,200   Teradyne, Inc.*                      102,400
                                              -----------
                                                2,701,983
                                              -----------
             UTILITIES (4.9%)
     2,700   AES Corp.*                           125,887
     1,900   Century Telephone Enterprises,        94,644
             Inc
     2,100   FPL Group, Inc.                      124,294
     3,600   GPU, Inc.                            151,650
     4,400   GTE Corp.                            229,900
     4,900   LCI International, Inc.*             150,675
     1,580   Lucent Technologies, Inc.            126,203
     1,900   MCN Corp.                             76,713
     1,100   National Fuel Gas Co.                 53,556
     3,900   New York St. Electric & Gas          138,450
             Corp.
     3,700   SBC Communications, Inc.             271,025
     3,600   Sprint Corp.                         211,050
     3,000   Texas Utilities Co.                  124,688
     4,900   WorldCom, Inc.*                      148,225
                                              -----------
                                                2,026,960
                                              -----------
             TOTAL COMMON STOCK                19,748,701
             (cost $17,716,788)               -----------

----------
 PRINCIPAL
----------
             CORPORATE BONDS (9.2%)
             BANKS (3.1%)
$  250,000   Banco Central Hispano
             7.50%, 06/15/05                      262,449
   250,000   BankAmerica Corp.
             8.125%, 02/01/02                     266,211
   250,000   Huntington National Bank
             6.75%, 06/15/03                      254,419

 12              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                             ASSET ALLOCATION FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997 (CONTINUED)

---------------------------------------------------------
 PRINCIPAL   SECURITY                               VALUE
---------------------------------------------------------
             BANKS (CONTINUED)
   250,000   Midland Bank PLC
             6.95%, 03/15/11                  $   254,375
   230,000   Society National Bank
             6.75%, 06/15/03                      234,806
                                              -----------
                                                1,272,260
                                              -----------
             BROKER DEALERS (1.0%)
$  200,000   Lehman Brothers Holdings, Inc.,
             8.875%, 11/01/98                     204,230
   200,000   Morgan Stanley Group,
             6.50%, 03/30/01                      201,772
                                              -----------
                                                  406,002
                                              -----------
             DIVERSIFIED FINANCE (2.8%)
   100,000   Associates Corp. of North
             America,
             6.125%, 02/01/98                     100,009
   250,000   Chrysler Financial Corp.,
             5.875%, 02/07/01                     248,586
   200,000   Ford Capital,
             9.375%, 05/15/01                     218,838
   250,000   GMAC Medium Term Note,
             8.25%, 02/24/04                      273,334
   333,000   McDonnel Douglas Finance,
             6.45%, 12/05/02                      336,622
                                              -----------
                                                1,177,389
                                              -----------
             RETAIL (0.6%)
   250,000   Sears Roebuck Acceptance Corp.,
             7.13%, 05/02/03                      259,035
                                              -----------
             TELECOMMUNICATIONS (1.1%)
   250,000   AT&T Corp.,
             7.50%, 06/01/06                      268,141
   200,000   Ohio Bell Telephone Co.,
             5.75%, 05/01/00                      199,375
                                              -----------
                                                  467,516
                                              -----------
             TRANSPORTATION (0.6%)
   250,000   Hunt, J.B., Transport,
             6.25%, 09/01/03                      246,803
                                              -----------
             TOTAL CORPORATE BONDS              3,829,005
             (cost $3,736,848)                -----------

             ASSET-BACKED SECURITIES (0.8%)
    74,569   Advanta Mortgage Loan Trust,
             94-3A2, 7.60%, 07/25/10               74,790
   250,000   Circuit City 1995 1-A,
             6.375%, 08/15/05                     252,422
                                              -----------
             TOTAL ASSET-BACKED SECURITIES        327,212
             (cost $325,634)                  -----------

---------------------------------------------------------
 PRINCIPAL   SECURITY                               VALUE
---------------------------------------------------------
             MORTGAGE-BACKED
             SECURITIES (9.8%)
   465,279   FNMA 7 Year Balloon Pool,
             #250357, 6.50%, 09/01/02         $   467,028
   106,871   FNMA Pool #270725,
             7.00%, 08/01/25                      107,861
   499,197   FNMA Pool #402032,
             7.50%, 10/01/27                      510,803
$1,000,001   FGLMC 30Y Pool #C00476,
             8.00%, 09/01/26                    1,035,140
   489,616   FGLMC 30Y Pool #D81027,
             7.50%, 07/01/27                      501,459
   499,269   FGLMC Pool #D83256,
             7.00%, 10/01/27                      503,802
   191,778   GNMA 15Y Pool #412559,
             7.00%, 02/15/11                      195,473
   232,181   GNMA 30Y Pool #398663,
             7.50%, 5/15/26                       237,983
   477,503   GNMA 30Y Pool #2360,
             7.50%, 01/20/27                      486,966
                                              -----------
             TOTAL MORTGAGE-BACKED
             SECURITIES                         4,046,515
             (cost $3,997,947)                -----------

             U.S. GOVERNMENT
             OBLIGATIONS (21.2%)
    70,000   U.S. Treasury Bills,
             5.10%, 02/26/98                       69,527
    40,000   U.S. Treasury Bills,
             5.06%, 03/12/98                       39,608
 1,500,000   U.S. Treasury Note,
             5.25%, 01/31/01                    1,481,718
 3,200,000   U.S. Treasury Note,
             6.50%, 08/31/01                    3,278,998
 2,275,000   U.S.Treasury Note,
             7.25%, 05/15/04                    2,455,578
 1,175,000   U.S. Treasury Bond,
             7.875%, 02/15/21                   1,442,679
                                              -----------
             TOTAL U.S. GOVERNMENT
             OBLIGATIONS                        8,768,108
             (cost $8,535,532)                -----------

             SHORT TERM DEBT (5.6%)
 2,348,000   Merrill Lynch & Company,
             5.73%, 03/19/98                    2,319,690
             (cost $2,319,517)                -----------

             SUBTOTAL INVESTMENTS              39,039,231
             (cost $36,632,266)               -----------

            THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               13

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                             ASSET ALLOCATION FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997 (CONTINUED)

---------------------------------------------------------
 PRINCIPAL   SECURITY                               VALUE
---------------------------------------------------------
             REPURCHASE
             AGREEMENT (5.2%)
 2,169,000   Prudential Securities, Inc.,**
             6.80%, dated 12/31/97, due
             01/02/98, Collateralized by
             $3,149,138 FHARM 6.207%, due
             10/01/24, market value
             $2,234,070 (cost $2,169,000)     $ 2,169,000
                                              -----------
             TOTAL INVESTMENTS                $41,208,231
             (cost $38,801,266)               ===========

--------------------------------------------------------------------------------

Cost for federal income tax purposes: $38,842,526

 * Denotes a non-income producing security
** Security is segregated as collateral on futures contracts

The abbreviations in the above statement stand for the following:

    FNMA   Federal National Mortgage Association
    GNMA   Government National Mortgage Association
    FGLMC  Federal Home Loan Mortgage Corporation Gold
    FHARM  Federal Home Adjustable Rate Mortgage
    PLC    Public Limited Company

Portfolio holding percentages represent market value as percentage of net assets.

See accompanying notes to financial statements.

At December 31, 1997, the Fund's open futures contracts were as follows:

                                                    MARKET VALUE    UNREALIZED
     NUMBER OF                                       COVERED BY    APPRECIATION
     CONTRACTS         CONTRACT TYPE    EXPIRATION   CONTRACTS     AT 12/31/97
-------------------------------------------------------------------------------
        10           Long -- Standard   March 1998   $2,447,750      $15,400
                       & Poor's 500

 14              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                           GROWTH OPPORTUNITIES FUND

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997

------------------------------------------------------
 SHARES   SECURITY                               VALUE
------------------------------------------------------
          COMMON STOCK (93.9%)
          BUSINESS EQUIPMENT/SERVICES
          (13.2%)
10,600    America Online, Inc.*            $   945,388
10,600    Cintas Corp.                         413,400
 3,900    Corrections Corporation of
          America*                             144,544
 6,300    Fiserv, Inc.*                        309,488
 4,400    GTech Holdings Corp.*                140,525
   400    J.D. Edwards & Co.*                   11,800
 9,700    Manpower, Inc.                       341,925
 6,000    Miller Herman, Inc.                  327,375
17,800    Omnicom Group                        754,275
13,300    Paychex, Inc.                        673,313
 3,400    Pittston Services Group*             136,850
13,400    Reynolds & Reynolds Co.              247,063
11,900    Staples, Inc.*                       330,225
 8,566    Sterling Commerce, Inc.*             329,255
 1,200    Stewart Enterprises, Inc.             55,950
15,700    Sungard Data Systems, Inc.*          486,700
20,200    U.S.A. Waste Services, Inc.*         792,850
 3,900    Viad Corp.                            75,318
 5,100    Wallace Computer Services, Inc.      198,262
                                           -----------
                                             6,714,506
                                           -----------
          CAPITAL GOODS (3.1%)
    50    Crane Co.                              2,170
 6,475    Diebold, Inc.                        327,796
 5,400    Fastenal Co.                         206,550
 4,200    Federal Signal Corp.                  90,825
 5,800    Hubbell Inc. Class B                 286,012
 3,600    Precision Castparts Corp.            217,125
 8,000    Sundstrand Corp.                     403,000
   700    U.S. Filter Corp.*                    20,956
                                           -----------
                                             1,554,434
                                           -----------
          CONSUMER DURABLE (1.9%)
 5,000    Danaher Corp.                        315,625
 3,600    Federal-Mogul Corp.                  145,800
17,800    Harley-Davidson, Inc.                487,275
                                           -----------
                                               948,700
                                           -----------

------------------------------------------------------
 SHARES   SECURITY                               VALUE
------------------------------------------------------
          CONSUMER NON DURABLE (8.7%)
 4,100    Berwinger Wine Estates
          Holdings, Inc.*                  $   155,800
42,100    Coca-Cola Enterprises, Inc.        1,497,182
 8,400    Dial Corp. (The)                     174,825
 5,900    Dole Food Company, Inc.              269,925
12,600    Flowers Industries, Inc.             259,088
 7,300    General Nutrition Co.                248,200
31,300    Interstate Bakeries Corp.          1,169,837
 6,200    Jones Apparel Group, Inc.*           266,600
 2,500    Lancaster Colony Corp.               140,937
 5,900    Unifi, Inc.                          240,056
                                           -----------
                                             4,422,450
                                           -----------
          CONSUMER SERVICES (1.4%)
 7,400    Callaway Golf Co.                    211,362
13,800    International Game Technology        348,450
 3,000    Promus Hotel Corp.*                  125,813
                                           -----------
                                               685,625
                                           -----------
          ENERGY (7.4%)
   300    Camco International, Inc.             19,106
14,800    Ensco International, Inc.            495,800
 1,400    Forcenergy, Inc.                      36,662
19,600    Global Marine, Inc.*                 480,200
 2,200    Houston Exploration Co.*              40,425
22,400    Intelect Communications, Inc.*       114,800
14,300    Nabors Industries, Inc.*             449,556
 7,000    Noble Affiliates, Inc.               246,750
13,300    Noble Drilling Corp.*                407,313
 5,600    Smith International, Inc.*           343,700
 5,700    Tidewater, Inc.                      314,213
17,200    Tosco Corp.                          650,375
 7,200    Varco International, Inc.*           154,350
                                           -----------
                                             3,753,250
                                           -----------
          FINANCIAL SERVICES (11.6%)
15,900    AFLAC, Inc.                          812,887
 9,200    Capital One Financial Corp.          498,525
 5,025    Charter One Financial, Inc.          317,204
 2,500    ESG Re Limited*                       58,750
 3,100    First of America Bank Corp.          239,088
 4,200    First Security Corp.                 175,875
 2,100    Firstar Corp.                         89,118
16,200    Franklin Resources, Inc.           1,408,387
16,100    Northern Trust Corp.               1,122,975
 3,900    Old Republic International
          Corp.                                145,032
 6,000    Price, T Rowe Associates, Inc.       377,250
 7,450    Robert Half International,
          Inc.*                                298,000
 3,600    TCF Financial Corp.                  122,175
 3,200    Wilmington Trust Corp.               199,600
                                           -----------
                                             5,864,866
                                           -----------

            THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               15

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                           GROWTH OPPORTUNITIES FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997 (CONTINUED)

------------------------------------------------------
 SHARES   SECURITY                               VALUE
------------------------------------------------------
          HEALTHCARE (8.6%)
 8,500    Biogen, Inc.*                    $   309,187
 9,500    Centocor, Inc.*                      315,875
19,500    Chiron Corp*                         331,500
 7,300    Dentsply International, Inc.         222,650
 8,900    Foundation Health Systems, Inc.      199,137
 5,500    Health Care & Retirement Corp.*      221,375
18,400    Health Management Associates,
          Inc.*                                464,600
 4,150    Healthcare Compare Corp.*            212,169
 6,500    Hillenbrand Industries, Inc.         332,719
10,100    Omnicare, Inc.                       313,100
 9,200    Oxford Health Plans, Inc.*           143,175
 5,900    Quorum Health Group, Inc.*           154,138
 2,500    R. P. Scherer Corp.*                 152,500
11,500    Stryker Corp.*                       428,375
 2,900    Sybron International Corp.*          136,118
 6,200    Vencor, Inc.*                        151,513
 8,800    Watson Pharmaceuticals Inc.*         285,450
                                           -----------
                                             4,373,581
                                           -----------
          RAW MATERIALS (3.4%)
 9,000    Airgas, Inc.*                        126,000
 3,200    Betzdearborn, Inc.                   195,400
 4,800    Crompton & Knowles Corp.             127,200
 3,600    Cytec Industries, Inc.*              168,975
12,800    IMC Global Inc.                      419,200
 4,900    Ispat International*                 105,963
 7,900    Lyondell Petrochemical Co.           209,350
 6,250    RPM, Inc.                             95,312
 5,900    Solutia, Inc.                        157,456
 3,600    Witco Corp.                          146,925
                                           -----------
                                             1,751,781
                                           -----------
          RETAIL (10.5%)
 3,600    Barnes & Noble, Inc.*                120,150
 5,500    Bed, Bath and Beyond, Inc.*          211,750
 6,000    Claire's Stores, Inc.                116,625
11,500    CompUSA, Inc.*                       356,500
10,231    Consolidated Stores Corp.*           449,524
15,288    Dollar General Corp.                 554,190
18,050    Family Dollar Stores                 529,090
79,500    Just For Feet, Inc.*               1,043,437
 9,600    Kohls Corp.*                         654,000
 3,700    Lands End, Inc.*                     129,732
 5,500    Mac Frugals Bargains
          Close-Outs, Inc.*                    226,188
 1,800    Outback Steakhouse, Inc.*             51,750
18,600    Starbucks Corp.*                     713,775
 4,500    Tiffany & Co.                        162,282
                                           -----------
                                             5,318,993
                                           -----------

------------------------------------------------------
 SHARES   SECURITY                               VALUE
------------------------------------------------------
          SHELTER (2.1%)
 3,400    Hon Industries, Inc.             $   200,600
10,700    Leggett & Platt, Inc.                448,063
 5,000    Sealed Air Corp.*                    308,750
 7,400    Sunstone Hotel Investors, Inc.       127,650
                                           -----------
                                             1,085,063
                                           -----------
          TECHNOLOGY (17.8%)
15,400    ADC Telecommunications, Inc.*        642,950
 9,100    Altera Corp.*                        301,437
10,600    American Power Conversion
          Corp.*                               250,425
19,233    Analog Devices, Inc.*                532,513
14,000    Atmel Corp.*                         259,875
12,200    BMC Software, Inc.*                  800,625
24,300    Cadence Design Systems, Inc.*        595,350
27,600    Compuware Corp.*                     883,200
14,800    Dell Computer Corp.*               1,243,200
 3,100    Electronic Arts, Inc.*               117,218
   600    Excel Switching Corp.*                10,725
 6,400    Lexmark International Group,
          Inc.*                                243,200
 7,900    Linear Technology Corp.              455,238
13,600    Maxim Integrated Products*           469,200
 5,000    Networks Associates, Inc.*           264,375
 6,600    Quantum Corp.*                       132,413
 5,800    SCI Systems, Inc.*                   252,663
11,300    Solectron Corp.*                     469,656
 3,900    Structural Dynamics Research
          Corp.*                                87,750
 1,400    Symbol Technologies, Inc.             52,850
 5,000    Synopsys, Inc.*                      178,750
11,800    Teradyne, Inc.*                      377,600
 2,700    Varian Associates, Inc.              136,519
 7,100    Xilinx, Inc.*                        248,944
                                           -----------
                                             9,006,676
                                           -----------
          TRANSPORTATION (0.5%)
 7,300    Illinios Central Corp. Series A      248,656
                                           -----------
          UTILITIES (3.7%)
11,600    360(degree)Communications Co.*       234,175
19,700    AES Corp.*                           918,513
 1,100    CalEnergy Company, Inc.*              31,625
10,100    LCI International, Inc.*             310,575
 7,200    Seagull Energy Corp.*                148,500
 4,500    Southern New England
          Telecommunications Corp.             226,406
                                           -----------
                                             1,869,794
                                           -----------
          TOTAL COMMON STOCK                47,598,375
          (cost $43,616,821)               -----------

 16              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                           GROWTH OPPORTUNITIES FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997 (CONTINUED)

-------------------------------------------------------
 PRINCIPAL   SECURITY                             VALUE
-------------------------------------------------------
             REPURCHASE AGREEMENTS (5.6%)
$ 2,849,000  Prudential Securities
             6.80%, dated 12/31/97, due
             01/02/98, Collateralized by
             $2,893,000 U.S. Treasury
             Bill, 5.12%, due 06/25/98,
             market value $2,906,435
             (cost $2,849,000)              $ 2,849,000
                                            -----------
             TOTAL INVESTMENTS              $50,447,375
             (cost $46,465,821)             ===========

--------------------------------------------------------------------------------

* Denotes a non-income producing security.

Cost for federal income tax purposes: $46,792,528.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

            THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               17

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                           LARGE COMPANY GROWTH FUND

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997

---------------------------------------------------------
  SHARES                SECURITY                 VALUE
---------------------------------------------------------
             COMMON STOCK (84.6%)
             AEROSPACE/DEFENSE (0.4%)
     5,500   United Technologies Corp.        $   400,469
                                              -----------
             BANKS (0.4%)
     8,250   MBNA Corp.                           225,328
     3,800   State Street Corp.                   221,113
                                              -----------
                                                  446,441
                                              -----------
             BROADCASTING (1.0%)
    36,200   Tele-Communications, Inc.
             Class A*                           1,011,338
                                              -----------
             BUSINESS EQUIPMENT/SERVICES
             (0.3%)
     1,900   Computer Science Corp.*              158,650
     2,300   Interpublic Group Companies,
             Inc.                                 114,569
                                              -----------
                                                  273,219
                                              -----------
             CABLE (0.1%)
     3,800   Comcast Corp. Class A                119,937
                                              -----------
             CAPITAL GOODS (6.0%)
    68,500   General Electric Co.               5,026,188
     5,500   Illinois Tool Works, Inc.            330,687
    15,000   Tyco International Ltd.              675,938
                                              -----------
                                                6,032,813
                                              -----------
             CHEMICALS (2.4%)
     2,300   Air Products & Chemicals, Inc.       189,175
    28,600   Du Pont (E.I.) De Nemours & Co.    1,717,787
    13,300   Monsanto Co.                         558,600
                                              -----------
                                                2,465,562
                                              -----------
             CHEMICALS -- SPECIALTY (0.1%)
     2,660   Solutia, Inc.                         70,989
                                              -----------
             COMMUNICATION-EQUIPMENT (0.2%)
     2,700   Bay Networks, Inc.*                   69,019
     3,300   Tellabs, Inc.*                       174,487
                                              -----------
                                                  243,506
                                              -----------
             COMPUTER -- EQUIPMENT (0.7%)
     8,200   EMC Corp.*                           224,987
     4,400   International Business Machines
             Corp.                                460,075
                                              -----------
                                                  685,062
                                              -----------

---------------------------------------------------------
  SHARES                SECURITY                 VALUE
---------------------------------------------------------
             COMPUTER SOFTWARE/SERVICES
             (0.6%)
     3,000   Automatic Data Processing, Inc.  $   184,125
     8,300   First Data Corp.                     242,775
     4,400   HBO & Co.                            211,200
                                              -----------
                                                  638,100
                                              -----------
             CONGLOMERATES (0.2%)
     2,600   Honeywell, Inc.                      178,100
                                              -----------
             CONSUMER NON DURABLE (6.3%)
     2,600   CPC International, Inc.              280,800
    51,500   Coca Cola Enterprises, Inc.        3,431,188
     9,800   Colgate-Palmolive Co.                720,300
     4,800   Eastman Kodak Co.                    291,900
     2,700   Hershey Foods Corp.                  167,231
     8,300   Nike, Inc. Class B                   325,775
     1,100   Pioneer Hi Bred International,
             Inc.                                 117,975
     5,300   Sysco Corp.                          241,481
    10,800   Unilever N.V.                        674,325
                                              -----------
                                                6,250,975
                                              -----------
             CONSUMER PRODUCTS (0.2%)
     4,400   Newell Co.                           187,000
                                              -----------
             CONSUMER SERVICES (1.3%)
    10,000   Hilton Hotels Corp.                  297,500
     3,400   McGraw-Hill Companies, Inc.          251,600
    11,500   Time Warner, Inc.                    713,000
                                              -----------
                                                1,262,100
                                              -----------
             DRUGS (6.9%)
    12,800   American Home Products Corp.         979,200
    22,000   Bristol-Meyers Squibb Co.          2,081,750
    29,500   Pfizer, Inc.                       2,199,594
    12,800   Schering-Plough Corp.                795,200
     6,600   Warner-Lambert Co.                   818,400
                                              -----------
                                                6,874,144
                                              -----------
             ELECTRONICS (2.6%)
    37,600   Intel Corp.                        2,641,400
                                              -----------
             ELECTRONICS-INSTRUMENTS (0.4%)
    10,500   KLA Instruments Corp.*               405,562
                                              -----------
             ENERGY (0.3%)
     5,500   Halliburton Co.                      285,656
                                              -----------
             FINANCIAL-BANKS (3.9%)
    13,600   American Express Co.               1,213,800
    16,475   American International Group,      1,791,656
             Inc.
     1,600   Morgan, J P & Co., Inc.              180,600
     6,522   U.S. Bancorp                         730,056
                                              -----------
                                                3,916,112
                                              -----------

 18              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                           LARGE COMPANY GROWTH FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997 (CONTINUED)

---------------------------------------------------------
  SHARES                SECURITY                 VALUE
---------------------------------------------------------
             FINANCIAL SERVICES (4.0%)
    11,600   Chase Manhattan Corp.            $ 1,270,200
    24,000   Fannie Mae                         1,369,500
    11,110   First Union Corp.                    569,388
     2,700   Marsh & McLennan Companies,
             Inc.                                 201,319
     4,950   Schwab, Charles Corp.                207,590
     3,300   SunAmerica, Inc.                     141,075
     4,050   Travelers Group, Inc.                218,194
                                              -----------
                                                3,977,266
                                              -----------
             FOOD AND BEVERAGE (6.9%)
    12,200   Anheuser-Busch Companies, Inc.       536,800
     9,200   Heinz (H.J.) Co.                     467,475
     3,800   Kellogg Co.                          188,575
    34,500   PepsiCo, Inc.                      1,257,094
    74,600   Philip Morris Companies, Inc.      3,380,312
     4,200   Quaker Oats Co.                      221,550
    13,900   Sara Lee Corp.                       782,744
                                              -----------
                                                6,834,550
                                              -----------
             HEALTHCARE (9.9%)
    20,300   Abbott Laboratories                1,330,919
     6,600   Amgen, Inc.*                         357,225
     5,500   Baxter International, Inc.           277,406
     4,250   Cardinal Health, Inc.                319,281
     2,300   Elan PLC ADR*                        117,731
     1,000   Guidant Corp.                         62,250
     8,900   HealthSouth Corp.*                   246,975
    26,400   Johnson & Johnson Co.              1,739,100
    25,000   Lilly Eli & Co.                    1,740,625
    15,000   Medtronic, Inc.                      784,688
    27,000   Merck & Co., Inc.                  2,868,750
                                              -----------
                                                9,844,950
                                              -----------
             HOUSEHOLD -- PRODUCTS (3.7%)
    12,487   Gillette Co.                       1,254,163
    30,600   Procter & Gamble Co.               2,442,263
                                              -----------
                                                3,696,426
                                              -----------
             INSURANCE (0.1%)
     1,100   St. Paul Companies, Inc.              90,269
                                              -----------
             MACHINERY AND CAPITAL GOODS
             (0.8%)
    12,200   Applied Materials, Inc.*             367,525
     8,100   Emerson Electric Co.                 457,144
                                              -----------
                                                  824,669
                                              -----------
             MEDICAL PRODUCTS (0.2%)
     3,800   Boston Scientific, Inc.*             174,325
                                              -----------

---------------------------------------------------------
  SHARES                SECURITY                 VALUE
---------------------------------------------------------
             MULTIPLE INDUSTRY (0.9%)
     6,600   Allied-Signal, Inc.              $   256,988
     8,100   Minnesota Mining &
             Manufacturing Co.                    664,706
                                              -----------
                                                  921,694
                                              -----------
             OFFICE EQUIPMENT AND SUPPLIES
             (0.3%)
     4,400   Xerox Corp.                          324,775
                                              -----------
             OIL AND GAS (1.2%)
    10,000   Schlumberger Ltd.                    805,000
     5,535   Union Pacific Resources Group,       134,224
             Inc.
     5,800   Unocal Corp.                         225,112
                                              -----------
                                                1,164,336
                                              -----------
             PRINTING AND PUBLISHING (0.7%)
    11,200   Gannett Co., Inc.                    692,300
                                              -----------
             RAW MATERIALS (0.2%)
     3,600   Praxair, Inc.                        162,000
                                              -----------
             RESTAURANTS (0.9%)
    16,100   McDonalds Corp.                      768,775
     3,450   Tricon Global Restaurants,
             Inc.*                                100,266
                                              -----------
                                                  869,041
                                              -----------
             RETAIL (5.1%)
    15,000   Cendant Corp.*                       515,625
     3,300   Dayton Hudson Corp.                  222,750
     9,300   Gap, Inc.                            329,569
    17,450   Home Depot, Inc.                   1,027,369
     9,700   Kroger Co.*                          358,294
    59,000   Wal-Mart Stores, Inc.              2,326,812
    10,000   Walgreen Co.                         313,750
                                              -----------
                                                5,094,169
                                              -----------
             SHELTER (0.7%)
    14,000   Kimberly Clark Corp.                 690,375
                                              -----------
             TECHNOLOGY (10.3%)
       800   3COM Corp.*                           27,950
     3,800   Cabletron System, Inc.*               57,000
    27,450   Cisco Systems, Inc.*               1,530,337
    15,300   Compaq Computer Corp.                863,494
    11,250   Computer Associates                  594,844
             International, Inc.
    13,000   Dell Computer Corp.*               1,092,000
    31,100   Microsoft Corp.*                   4,019,675
     6,600   Northern Telecom Ltd.                587,400
    16,625   Oracle Corp.*                        370,945
     2,500   Parametric Technology, Corp.*        118,437
     4,100   Sun Microsystems, Inc.*              163,487

            THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               19

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                           LARGE COMPANY GROWTH FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1997 (CONTINUED)

---------------------------------------------------------
  SHARES                SECURITY                 VALUE
---------------------------------------------------------
             TECHNOLOGY (CONTINUED)
    18,800   Texas Instruments, Inc.          $   846,000
                                              -----------
                                               10,271,569
                                              -----------
             TELECOMMUNICATIONS (1.3%)
    13,875   Lucent Technologies, Inc.          1,108,266
     5,600   WorldCom, Inc.*                      169,400
                                              -----------
                                                1,277,666
                                              -----------
             TOYS (0.4%)
     9,700   Mattel, Inc.                         361,325
                                              -----------
             UTILITIES (2.7%)
    20,600   GTE Corp.                          1,076,350
    21,700   SBC Communications, Inc.           1,589,525
                                              -----------
                                                2,665,875
                                              -----------
             TOTAL COMMON STOCK                84,326,065
             (cost $66,182,212)               -----------

---------------------------------------------------------
  PRINCIPAL   SECURITY                              VALUE
---------------------------------------------------------
              REPURCHASE AGREEMENT (15.3%)
$15,271,000   Prudential Securities, Inc.,
              6.80%, dated 12/31/97, due
              01/02/98, Collateralized by
              $15,325,000 U.S. Treasury
              Note, 5.125%, due 02/28/98,
              market value $15,312,434
              (cost $15,271,000)              $15,271,000
                                              -----------
              TOTAL INVESTMENTS               $99,597,065
              (cost $81,453,212)              ===========

--------------------------------------------------------------------------------

 * Denotes a non-income producing security.

Cost for federal income tax purposes: $81,468,430.

The abbreviation on the above statement stands for the following:

    ADR  American Depository Receipt
    PLC  Public Limited Company

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

 20              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                               GOVERNMENT       ASSET         GROWTH       LARGE COMPANY
                                                  BOND       ALLOCATION    OPPORTUNITIES      GROWTH
                                               -----------   -----------   -------------   -------------
ASSETS
  Investments in securities, at value (cost
     $21,536,947, $36,632,266, $43,616,821
     and $66,182,212, respectively)            $22,104,448   $39,039,231    $47,598,375     $84,326,065
  Repurchase agreements, at value                  105,000     2,169,000      2,849,000      15,271,000
                                               -----------   -----------    -----------     -----------
     Total investments                          22,209,448    41,208,231     50,447,375      99,597,065
  Cash                                                 361           347            246             267
  Receivable for investment securities sold             --            --        279,803              --
  Interest and dividends receivable                168,514       266,027         25,063         126,099
  Deferred organization expenses                     2,993         4,810          5,731           4,806
                                               -----------   -----------    -----------     -----------
     Total assets                               22,381,316    41,479,415     50,758,218      99,728,237
                                               -----------   -----------    -----------     -----------
LIABILITIES
  Payable for futures variation margin                  --           500             --              --
  Investment advisory fee payable                    8,434        16,848         30,749          68,746
  Administration fee payable                         4,430         8,160         10,008          19,873
  Other accrued expenses                             3,880         8,231         10,761          11,977
                                               -----------   -----------    -----------     -----------
     Total liabilities                              16,744        33,739         51,518         100,596
                                               -----------   -----------    -----------     -----------
NET ASSETS                                     $22,364,572   $41,445,676    $50,706,700     $99,627,641
                                               ===========   ===========    ===========     ===========
REPRESENTED BY:
  Capital                                      $21,797,071   $38,996,348    $47,051,854     $81,499,006
  Net unrealized appreciation on investments
     and financial futures                         567,501     2,422,365      3,981,554      18,143,853
  Accumulated undistributed (distributions in
     excess of) realized gain on investments
     and financial futures                              --        25,093       (326,708)        (15,218)
  Accumulated undistributed (distributions in
     excess of) net investment income                   --         1,870             --              --
                                               -----------   -----------    -----------     -----------
NET ASSETS                                     $22,364,572   $41,445,676    $50,706,700     $99,627,641
                                               ===========   ===========    ===========     ===========
Shares of beneficial interest outstanding, no
par value (unlimited number of shares
authorized)                                      2,133,652     3,141,544      3,569,560       5,789,817
                                               ===========   ===========    ===========     ===========
NET ASSET VALUE, redemption and offering
  price per share                              $     10.48   $     13.19    $     14.21     $     17.21
                                               ===========   ===========    ===========     ===========

See accompanying notes to financial statements.

            THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               21

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                               GOVERNMENT       ASSET         GROWTH       LARGE COMPANY
                                                  BOND       ALLOCATION    OPPORTUNITIES      GROWTH
                                               -----------   -----------   -------------   -------------
INVESTMENT INCOME:
INCOME:
  Dividend income                              $        --   $   188,714    $   160,374     $   851,454
  Interest income                                1,193,358       950,985        147,397         339,033
                                               -----------   -----------    -----------     -----------
     Total income                                1,193,358     1,139,699        307,771       1,190,487
                                               -----------   -----------    -----------     -----------
EXPENSES:
  Investment advisory fees                          78,818       189,332        233,609         458,066
  Administration fees                               42,036        64,914         86,256         169,132
  Professional fees                                  8,460         9,272         12,009          18,235
  Custodian fees                                    11,000        35,000         55,000          34,214
  Insurance expense                                  6,100         3,100          2,200           8,388
  Trustees' fees                                     1,460         2,245          2,776           6,012
  Other                                              6,955         7,681          7,603          11,783
                                               -----------   -----------    -----------     -----------
     Total expenses before waivers                 154,829       311,544        399,453         705,830
     Less waivers                                   23,466        44,906          4,114           1,114
                                               -----------   -----------    -----------     -----------
     Net expenses                                  131,363       266,638        395,339         704,716
                                               -----------   -----------    -----------     -----------
NET INVESTMENT INCOME (LOSS)                   $ 1,061,995   $   873,061    $   (87,568)    $   485,771
                                               -----------   -----------    -----------     -----------
NET REALIZED AND UNREALIZED GAIN:
  Net realized gain on investments             $    45,096   $ 2,513,172    $ 4,801,260     $ 3,943,220
  Net realized gain on financial futures                --       576,198        149,850              --
  Net change in unrealized appreciation on
     investments                                   596,960     1,416,110      3,493,572      13,307,669
                                               -----------   -----------    -----------     -----------
NET REALIZED AND UNREALIZED GAIN                   642,056     4,505,480      8,444,682      17,250,889
                                               -----------   -----------    -----------     -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                   $ 1,704,051   $ 5,378,541    $ 8,357,114     $17,736,660
                                               ===========   ===========    ===========     ===========

See accompanying notes to financial statements.

 22              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                      GOVERNMENT BOND              ASSET ALLOCATION
                                                ---------------------------   ---------------------------
                                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    1997           1996           1997           1996
                                                ---------------------------   ---------------------------
INCREASE IN NET ASSETS:
FROM OPERATIONS:
  Net investment income                         $ 1,061,995    $   752,961    $   873,061    $   328,956
  Net realized gain on investments and
     financial futures                               45,096          3,774      3,089,370        283,448
  Net change in unrealized appreciation
     (depreciation) of investments                  596,960       (319,475)     1,416,110        615,234
                                                -----------    -----------    -----------    -----------
     Net increase in net assets from
       operations                                 1,704,051        437,260      5,378,541      1,227,638
                                                -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                     (1,061,995)      (752,586)      (871,191)      (323,941)
  In excess of net investment income                 (5,056)            --                            --
  From net realized gain from investment
     transactions                                   (41,992)        (3,690)    (3,031,880)      (283,448)
  In excess of realized gain from investment
     transactions                                        --             --             --        (39,340)
  Tax return of capital distribution                     --             --             --        (30,180)
                                                -----------    -----------    -----------    -----------
     Decrease in net assets from distributions
       to shareholders                           (1,109,043)      (756,276)    (3,903,071)      (676,909)
                                                -----------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares                6,514,599      5,454,874     21,414,090      8,337,534
  Net asset value of shares issued to
     shareholders from reinvestment of
     distributions                                1,109,043        756,276      3,903,071        676,909
  Cost of shares redeemed                          (475,970)      (286,338)      (230,267)      (136,365)
                                                -----------    -----------    -----------    -----------
     Increase in net assets from capital share
       transactions                               7,147,672      5,924,812     25,086,894      8,878,078
                                                -----------    -----------    -----------    -----------
NET INCREASE IN NET ASSETS                        7,742,680      5,605,796     26,562,364      9,428,807
                                                -----------    -----------    -----------    -----------
NET ASSETS-BEGINNING OF PERIOD                   14,621,892      9,016,096     14,883,312      5,454,505
                                                -----------    -----------    -----------    -----------
NET ASSETS-END OF PERIOD                        $22,364,572    $14,621,892    $41,445,676    $14,883,312
                                                ===========    ===========    ===========    ===========
Undistributed (distributions in excess of) net
  realized gain on investments and financial
  futures                                       $        --    $        84    $    25,093    $   (32,397)
                                                ===========    ===========    ===========    ===========
Undistributed (distributions in excess of) net
  investment income                             $        --    $       375    $     1,870    $        --
                                                ===========    ===========    ===========    ===========
SHARE ACTIVITY:
  Shares sold                                       631,011        533,833      1,615,750        716,926
  Reinvestment of distributions                     108,358         75,094        296,400         57,290
  Shares redeemed                                   (46,749)       (28,346)       (18,108)       (11,806)
                                                -----------    -----------    -----------    -----------
Net increase in number of shares                    692,620        580,581      1,894,042        762,410
                                                ===========    ===========    ===========    ===========

See accompanying notes to financial statements.

            THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               23

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                   GROWTH OPPORTUNITIES          LARGE COMPANY GROWTH
                                                ---------------------------   ---------------------------
                                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                    1997           1996           1997           1996
                                                ---------------------------   ---------------------------
INCREASE IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                  $   (87,568)   $   262,476    $   485,771    $   377,339
  Net realized gain on investments and
     financial futures                            4,951,110      1,332,692      3,943,220        908,100
  Net change in unrealized appreciation of
     investments                                  3,493,572        352,379     13,307,669      3,402,753
                                                -----------    -----------    -----------    -----------
     Net increase in net assets from
       operations                                 8,357,114      1,947,547     17,736,660      4,688,192
                                                -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             --       (262,683)      (485,771)      (378,493)
  In excess of net investment income                     --             --        (11,566)            --
  From net realized gain from investment
     transactions                                (4,757,643)    (1,332,692)    (3,931,556)      (909,099)
  In excess of realized gain from investment
     transactions                                   (17,827)      (400,841)        (1,846)       (24,531)
  Tax return of capital distribution                (61,358)            --         (6,585)            --
                                                -----------    -----------    -----------    -----------
     Decrease in net assets from distributions
       to shareholders                           (4,836,828)    (1,996,216)    (4,437,324)    (1,312,123)
                                                -----------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares               20,249,383     13,771,622     39,242,534     22,166,931
  Net asset value of shares issued to
     shareholders from reinvestment of
     distributions                                4,836,828      1,996,216      4,437,323      1,312,123
  Cost of shares redeemed                          (238,598)       (65,570)      (244,898)       (80,813)
                                                -----------    -----------    -----------    -----------
     Increase in net assets from capital share
       transactions                              24,847,613     15,702,268     43,434,959     23,398,241
                                                -----------    -----------    -----------    -----------
NET INCREASE IN NET ASSETS                       28,367,899     15,653,599     56,734,295     26,774,310
NET ASSETS-BEGINNING OF PERIOD                   22,338,801      6,685,202     42,893,346     16,119,036
                                                -----------    -----------    -----------    -----------
NET ASSETS-END OF PERIOD                        $50,706,700    $22,338,801    $99,627,641    $42,893,346
                                                ===========    ===========    ===========    ===========
Distributions in excess of net realized gain
  on investments and financial futures          $   326,708    $   422,570    $    15,218    $    24,531
                                                ===========    ===========    ===========    ===========
SHARE ACTIVITY:
  Shares sold                                     1,400,572      1,104,187      2,412,572      1,716,635
  Reinvestment of distributions                     342,551        164,755        258,782         97,037
  Shares redeemed                                   (17,586)        (5,144)       (18,404)        (6,234)
                                                -----------    -----------    -----------    -----------
Net increase in number of shares                  1,725,537      1,263,798      2,652,950      1,807,438
                                                ===========    ===========    ===========    ===========

See accompanying notes to financial statements.

 24              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                          GOVERNMENT BOND
                                     ---------------------------------------------------------
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED    AUGUST 1, -
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         1997           1996           1995          1994*
                                     ------------   ------------   ------------   ------------
NET ASSET VALUE --
 BEGINNING OF PERIOD                   $ 10.15        $ 10.48        $  9.69        $ 10.00
 Net investment income                    0.60           0.59           0.64           0.22
 Net realized and unrealized
   appreciation (depreciation)            0.35          (0.33)          0.94          (0.31)
                                       -------        -------        -------        -------
   Total from investment operations       0.95           0.26           1.58          (0.09)
                                       -------        -------        -------        -------
 Distributions:
   From net investment income            (0.60)         (0.59)         (0.64)         (0.22)
   From net realized gains from
     investments                         (0.02)            --          (0.15)            --
   In excess of realized gains from
     investment transactions                --             --             --             --
   Tax return of capital                    --             --             --             --
                                       -------        -------        -------        -------
     Total distributions                 (0.62)         (0.59)         (0.79)         (0.22)
                                       -------        -------        -------        -------
     Net increase (decrease) in net
       asset value                        0.33          (0.33)          0.79          (0.31)
                                       -------        -------        -------        -------
NET ASSET VALUE --
 END OF PERIOD                         $ 10.48        $ 10.15        $ 10.48        $  9.69
                                       =======        =======        =======        =======
Total return**                            9.67%          2.69%         16.69%          (.90%)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets end of period (000)        $22,365        $14,622        $ 9,016        $ 5,112
 Ratio of expenses to average net
   assets                                 0.75%          0.75%          0.75%          0.75%**
 Ratio of expenses to average net
   assets excluding waivers/
   reimbursements***                      0.88%          1.01%          1.47%          1.94%**
 Ratio of net investment income to
   average net assets                     6.06%          6.11%          6.54%          6.09%**
 Ratio of net investment income to
   average net assets excluding
   waivers/reimbursements***              5.93%          5.85%          5.80%          4.90%**
 Portfolio turnover**                     21.3%          21.3%          34.1%           3.5%
 Average commission rate paid****           --             --             --             --

                                                        ASSET ALLOCATION
                                   ---------------------------------------------------------
                                    YEAR ENDED     YEAR ENDED     YEAR ENDED    AUGUST 1, -
                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                       1997           1996           1995          1994*
                                   ------------   ------------   ------------   ------------
NET ASSET VALUE --
 BEGINNING OF PERIOD                 $ 11.93        $ 11.24        $  9.81        $ 10.00
 Net investment income                  0.39           0.34           0.36           0.06
 Net realized and unrealized
   appreciation (depreciation)          2.31           0.98           1.64          (0.19)
                                     -------        -------        -------        -------
   Total from investment operation      2.70           1.32   s       2.00          (0.13)
                                     -------        -------        -------        -------
 Distributions:
   From net investment income          (0.39)         (0.34)         (0.36)         (0.06)
   From net realized gains from
     investments                       (1.05)         (0.23)         (0.21)            --
   In excess of realized gains fro                            m
     investment transactions              --          (0.04)            --             --
   Tax return of capital                  --          (0.02)            --             --
                                     -------        -------        -------        -------
     Total distributions               (1.44)         (0.63)         (0.57)         (0.06)
                                     -------        -------        -------        -------
     Net increase (decrease) in ne                            t
       asset value                      1.26           0.69           1.43          (0.19)
                                     -------        -------        -------        -------
NET ASSET VALUE --
 END OF PERIOD                       $ 13.19        $ 11.93        $ 11.24        $  9.81
                                     =======        =======        =======        =======
Total return**                         22.90%         11.92%         20.69%         (1.32%)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets end of period (000)      $41,446        $14,883        $ 5,455        $ 2,063
 Ratio of expenses to average net
   assets                               1.00%          1.00%          1.00%          1.00%**
 Ratio of expenses to average net
   assets excluding waivers/
   reimbursements***                    1.15%          1.44%          1.96%          2.36%**
 Ratio of net investment income to
   average net assets                   3.24%          3.27%          3.66%          1.88%**
 Ratio of net investment income to
   average net assets excluding
   waivers/reimbursements***            3.07%          2.83%          2.70%          0.52%**
 Portfolio turnover**                   60.9%          64.8%          66.3%            --
 Average commission rate paid****       4.5286c        4.4023c          --             --

------------------------------------------------------
   * Initial public offering was August 1, 1994.

  ** Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.

 *** Ratios calculated as if no expenses were waived.

**** Represents the total amount of commission paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

See accompanying notes to financial statements.

            THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               25

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                       GROWTH OPPORTUNITIES
                                     ---------------------------------------------------------
                                      YEAR ENDED     YEAR ENDED     YEAR ENDED    AUGUST 1, -
                                     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                         1997           1996           1995          1994*
                                     ------------   ------------   ------------   ------------
NET ASSET VALUE --
 BEGINNING OF PERIOD                   $ 12.11        $ 11.52        $  9.70        $ 10.00
                                       -------        -------        -------        -------
 Net investment income (loss)            (0.03)          0.18           0.04             --
 Net realized and unrealized
   appreciation (depreciation)            3.63           1.62           2.29          (0.30)
                                       -------        -------        -------        -------
   Total from investment operations       3.60           1.80           2.33          (0.30)
                                       -------        -------        -------        -------
 Distributions:
   From net investment income               --          (0.19)         (0.04)            --
   From net realized gains from
     investments                         (1.48)         (0.78)         (0.47)            --
   In excess of realized gains from
     investment transactions                --          (0.24)            --             --
   Tax return of capital                 (0.02)            --             --             --
                                       -------        -------        -------        -------
   Total distributions                   (1.50)         (1.21)         (0.51)            --
                                       -------        -------        -------        -------
   Net increase (decrease) in net
     asset value                          2.10           0.59           1.82          (0.30)
                                       -------        -------        -------        -------
NET ASSET VALUE --
 END OF PERIOD                         $ 14.21        $ 12.11        $ 11.52        $  9.70
                                       =======        =======        =======        =======
Total return**                           29.81%         15.67%         24.06%         (3.00%)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000)       $50,707        $22,339        $ 6,685        $   940
 Ratio of expenses to average net
   assets                                 1.10%          1.06%          0.90%          0.90%**
 Ratio of expenses to average net
   assets excluding
   waivers/reimbursements***              1.11%          1.40%          2.78%          2.96%**
 Ratio of net investment income to
   average net assets                     (.25%)         1.85%          0.46%         (0.17%)**
 Ratio of net investment income to
   average net assets excluding
   waivers/reimbursements***              (.26%)         1.51%         (1.42%)        (2.22%)**
Portfolio turnover**                     175.6%         326.9%         193.3%           3.5%
Average commission rate paid****          5.1070c        3.1357c          --             --

                                                       LARGE COMPANY GROWTH
                                      -------------------------------------------------------
                                       YEAR ENDED     YEAR ENDED   YEAR ENDED    AUGUST 1, -
                                      DECEMBER 31,   DECEMBER 31, DECEMBER 31,   DECEMBER 31,
                                          1997           1996         1995          1994*
                                      ------------   ------------ ------------   ------------
NET ASSET VALUE --
 BEGINNING OF PERIOD                    $ 13.67        $ 12.12      $  9.99        $ 10.00
                                        -------        -------      -------        -------
 Net investment income (loss)              0.10           0.16         0.20           0.05
 Net realized and unrealized
   appreciation (depreciation)             4.25           1.86         2.20           0.01
                                        -------        -------      -------        -------
   Total from investment operations        4.35           2.02         2.40           0.06
                                        -------        -------      -------        -------
 Distributions:
   From net investment income             (0.10)         (0.16)       (0.20)         (0.05)
   From net realized gains from
     investments                          (0.71)         (0.30)       (0.07)         (0.02)
   In excess of realized gains from
     investment transactions                 --          (0.01)          --             --
   Tax return of capital                     --             --           --             --
                                        -------        -------      -------        -------
   Total distributions                    (0.81)         (0.47)       (0.27)         (0.07)
                                        -------        -------      -------        -------
   Net increase (decrease) in net
     asset value                           3.54           1.55         2.13          (0.01)
                                        -------        -------      -------        -------
NET ASSET VALUE --
 END OF PERIOD                          $ 17.21        $ 13.67      $  12.1        $  9.99
                                        =======        =======      =======        =======
Total return**                            31.93%         16.67%       24.13%          0.52%

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000)        $99,628        $42,893      $16,119        $ 4,175
 Ratio of expenses to average net
   assets                                  1.00%          0.98%        0.90%          0.90%**
 Ratio of expenses to average net
   assets excluding
   waivers/reimbursements***               1.00%          1.16%        1.64%          2.08%**
 Ratio of net investment income to
   average net assets                      0.69%          1.29%        2.02%          1.39%**
 Ratio of net investment income to
   average net assets excluding
   waivers/reimbursements***               0.69%          1.11%        1.28%          0.22%**
Portfolio turnover**                       34.4%          38.7%        37.4%           4.4%
Average commission rate paid****           3.4800c        3.6143c        --             --

------------------------------------------------------
   * Initial public offering was August 1, 1994. See note 1.

  ** Ratios are annualized for periods less than one year. Total return and portfolio turnover are not annualized

 *** Ratios calculated as if no expenses were waived.

**** Represents the total amount of commission paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

See accompanying notes to financial statements.

 26              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

The ONE(R) GROUP(SM) Investment Trust (the Trust) was organized as a Massachusetts Business Trust on June 7, 1993. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust comprises four portfolios: the Government Bond Fund, the Asset Allocation Fund, the Growth Opportunities (formerly the Small Company Growth) Fund, and the Large Company Growth Fund (the Funds). The shares of the Funds are sold only to Nationwide Life and Annuity Insurance Company, a subsidiary of Nationwide Insurance Company, to fund the benefits of the ONE(R) GROUP(SM) Variable Annuity.

Effective May 1, 1996, the Small Company Growth Fund changed its name to the Growth Opportunities Fund.

Banc One Investment Advisors Corporation (Banc One) serves as Investment Advisor to the Trust. Nationwide Advisory Services, Inc. (NAS), (formerly Nationwide Financial Services, Inc.), serves as Administrator to the Trust. Nationwide Investors Services, Inc. (NIS), an affiliate of NAS, serves as the Transfer Agent to the Trust. For its services, NIS receives an annual fee of $2,500 for each fund.

Investment operations commenced on August 23, 1994 for the Government Bond and the Large Company Growth Funds, September 29, 1994 for the Asset Allocation Fund and November 3, 1994 for the Growth Opportunities Fund.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization costs incurred in connection with the organization and initial registration of the Trust were paid by the Administrator and have been reimbursed by the Funds. Such organization costs have been deferred and are being amortized ratably over a period of sixty months from the commencement of operations. If any of the initial shares are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs.

SECURITY VALUATION

Securities traded on a national securities exchange are valued at the last quoted sale price on the principal exchange, or if no sale, at their fair value as determined in good faith under consistently applied procedures authorized by the Board of Trustees. Securities traded only in the over-the-counter (OTC) market are valued at the last quoted sale price, or if there is no sale, at the quoted bid price provided by and independent pricing agent. Corporate debt securities and debt securities of U.S. issuers, including municipal securities, are valued by a combination of daily quotes and matrix evaluations provided by dealers or by an independent pricing service approved by the Board of Trustees. Inactive or bonds that have little or no trading activity are evaluated by the independent pricing services through obtaining dealer quotes. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sales price at the close of trading, or if there was no sale, the quoted bid price at the close of trading. Securities for which reliable market quotations are not readily available or for which the pricing agent does not provide a valuation that in the judgement of the Fund's investment adviser, does not represent fair value, shall each be valued in accordance with procedures authorized by the Board of Trustees.

The funds may invest in repurchase agreements with institutions that the investment advisor has determined are creditworthy. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued

            THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               27

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                               DECEMBER 31, 1997
--------------------------------------------------------------------------------

interest. Repurchase agreements are considered to be loans under the Investment Company Act of 1940, as amended.

FEDERAL INCOME TAX

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, Federal Income Taxes.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Net realized gains or losses from sales of securities are determined on the specific identification method. Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount.

DIVIDENDS TO SHAREHOLDERS

Dividends are recorded on the ex-dividend date. The Funds declare and pay income dividends quarterly. Distributable net realized capital gains are declared and distributed at least annually. Dividends and distributions to shareholders are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are considered either permanent or temporary in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their nature for Federal income tax purposes; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of paid-in-capital.

Accordingly, as of December 31, 1997, the capital accounts have been adjusted by the following amounts:

                                    UNDISTRIBUTED
                                    NET INVESTMENT   DISTRIBUTIONS IN EXCESS
                                        INCOME        OF NET REALIZED GAIN      CAPITAL
                                    --------------   -----------------------    --------
Growth Opportunities                   $87,568              $(18,420)           $ 69,148
Large Company Growth                    11,566                 6,080             (17,646)
Government Bond                          4,681                (3,188)             (1,493)

EXPENSES

Direct expenses of a Fund are allocated to that Fund. The general expenses of the Trust are allocated to the Funds based on the relative net assets of the Funds at the time the expense is incurred.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

 28              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                               DECEMBER 31, 1997
--------------------------------------------------------------------------------

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 -- AGREEMENTS

As Investment Advisor, Banc One manages the investments of each Fund of the Trust and earns a fee from the Funds at the following annual rates: .45% of the average daily net assets of the Government Bond Fund, .70% of the average daily net assets of the Asset Allocation Fund, .65% of the average daily net assets of the Growth Opportunities Fund and .65% of the average daily net asset of the Large Company Growth Fund. Such fees are calculated daily and paid monthly.

NAS provides administrative and accounting services to the Funds. For its services, NAS earns a fee from the Trust at an annual rate of .24% of the Trust's aggregate average daily net assets up to $250 million, .19% of such net assets in excess of $250 million but less that $500 million, .16% of such net assets in excess of $500 million but less than $1 billion, and .14% of such net assets in excess of $1 billion.

The Investment Advisor has voluntarily agreed to waive all or part of its fees in order to limit the Funds' operating expenses to no more than .75% of the average daily net assets of the Government Bond Fund, 1.00% of the average daily net assets of the Asset Allocation Fund, 1.10% of the average daily net assets of each of the Growth Opportunities Fund and 1.00% of the average daily net assets of the Large Company Growth Fund. Prior to May 1, 1996, the Growth Opportunities and Large Company Growth Funds' expense limits were both .90%. During the year ended December 31, 1997, the Investment Advisor voluntarily waived fees in the amount of $23,466 in the Government Bond Fund, $44,906 in the Asset Allocation Fund, $4,114 in the Growth Opportunities Fund and $1,114 in the Large Company Growth Fund, representing $0.014, $0.022, $0.002 and $0.0003 per average share, respectively.

NOTE 4 -- INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding U.S. Government obligations, short-term securities and financial futures), and purchases and sales of U.S. Government obligations for the year ended December 31, 1997 are summarized as follows:

                                                             SECURITIES
                                                     PURCHASES          SALES
                                                    -----------      -----------
Asset Allocation                                    $25,793,770      $13,639,000
Growth Opportunities                                 77,897,420       58,724,989
Large Company Growth                                 49,949,011       21,858,801

                                                    U.S. GOVERNMENT OBLIGATIONS
                                                     PURCHASES          SALES
                                                    -----------      -----------
Government Bond                                     $10,738,638      $ 3,620,612
Asset Allocation                                      9,037,184          281,619
Growth Opportunities                                    128,330          160,000

The Asset Allocation and Growth Opportunity Funds can engage in trading of financial futures contracts. The funds' are exposed to market risks in excess of the amounts recognized in the statement of assets and liabilities as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the funds to "mark to market" such futures on a daily basis, to reflect the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are made or received to reflect

            THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT               29

                     THE ONE(R) GROUP(SM) INVESTMENT TRUST

                               DECEMBER 31, 1997
--------------------------------------------------------------------------------

daily unrealized gains or losses. When the contracts are closed, the Funds recognizes a realized gain or loss. Realized gains and losses have been computed on the specific identification method.

A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract was originally struck. The Funds' purpose in entering into futures contracts is to remain fully invested and reduce transaction costs.

Net unrealized appreciation (depreciation) on investments at December 31, 1997, based on cost for federal income tax purposes, was as follows:

                                                  GROSS           GROSS
                                                UNREALIZED      UNREALIZED     NET UNREALIZED
                                               APPRECIATION    DEPRECIATION     APPRECIATION
                                               ------------    ------------    --------------
Government Bond                                $   568,030     $      (529)     $   567,501
Asset Allocation                                 2,578,935        (213,230)       2,365,705
Growth Opportunities                             6,166,233      (2,511,386)       3,654,847
Large Company Growth                            18,681,113        (552,478)      18,128,635

NOTE 5 -- SHARES HELD BY AFFILIATES

As of December 31, 1997, Nationwide Life and Annuity Insurance Company beneficially owned shares of the Funds with the following net asset values:

Government Bond                                      $6,511,592
Asset Allocation                                      1,597,239
Growth Opportunities                                     45,170
Large Company Growth                                  5,762,023

As of December 31, 1997, Banc One Capital Corporation owned shares of the Asset Allocation Fund with a net asset value of $737,187.

 30              THE ONE(R) GROUP(SM) INVESTMENT TRUST ANNUAL REPORT